EXHIBIT 23(a)





            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement, File No. 2-
83230.


                                              ARTHUR ANDERSEN LLP

Birmingham, Alabama
April 29, 1996